PREPAID EXPENSES AND OTHER CURRENT RECEIVABLES	12 Months Ended
Dec. 31, 2025
Other Receivables, Net, Current [Abstract]
PREPAID EXPENSES AND OTHER CURRENT RECEIVABLES
NOTE 5 - PREPAID EXPENSES AND OTHER CURRENT RECEIVABLES:

Prepaid expenses and other current receivables consist of the following:

	December 31
	2025	2024
Advances to suppliers	15,321	14,960
Prepaid expenses	4,634	2,421
Income tax	3,949	1,423
Government institutions	1,048	2,896
Other	781	397
Total other current receivables	25,733	22,097